John Hancock Global Real Estate Fund

Supplement dated 6-12-08 to the current Class A, B and C shares prospectus
In the Fund summary section, the Investor costs table is replaced with the following:

Investor costs
Shareholder transaction expenses (%)	Class A	Class B	Class C
Maximum front-end sales charge (load) as a
percentage of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a
percentage of purchase or redemption price,
whichever is less	— [4]	5.00	1.00

Annual operating expenses (%) [5]	Class A	Class B	Class C
Management fee	0.80	0.80	0.80

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses[6]	0.70	0.71	0.70

Total fund operating expenses[6]	1.80	2.51	2.50

Contractual expense reimbursement[7]	0.26	0.27	0.26

Net annual operating expenses	1.54	2.24	2.24

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expense example ($)	Class A	Class B		Class C
		Shares sold	Shares kept	Shares sold	Shares kept

1 Year	649	727	227	327	227

3 Years	1,014	1,056	756	754	754

5 Years	1,403	1,511	1,311	1,307	1,307

10 Years	2,490	2,651 [8]	2,651 [8]	2,816	2,816

Shareholder transaction expenses

These are charged directly to your account. There is also a $4 fee when you sell shares and have the proceeds sent by wire.

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

4	Except on investments of $1 million or more.

5	The expense table has been restated from fiscal year amounts to reflect current fees and expenses.

6	The fund receives earnings credits from its transfer agent as a result of uninvested cash balances; these credits are used to reduce a portion of the fund’s transfer agent fees. Such fee reduction is not reflected in the “Annual operating expenses” table. Had this fee reduction been taken into account, “Other expenses” and “Total fund operating expenses” would have been lower.

7	The adviser has agreed to a contractual expense limit on class specific expenses (which includes Rule 12b-1 fees, transfer agency fees, blue sky fees, and printing and postage). These limits are as follows: 1.54% for Class A, 2.24% for Class B and 2.24% for Class C. This expense reimbursement shall continue in effect until June 30, 2009 and thereafter until terminated by the adviser.

8	Reflects conversion of Class B shares to Class A shares after eight years.

050PS 6/08